Exhibit 99.2

Second Quarter Fiscal 2013
Supplemental Operating and Financial Data
for the Quarter Ended October 31, 2012

CONTACT: Lindsey Knoop-Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

October 31, 2012

Page

Company Background and Highlights	2

Property Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-13
Capital Analysis	14

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	15
Net Operating Income Detail	16-19
Stabilized Properties and Overall Physical Occupancy Levels by Segment	20

Tenant Analysis
Commercial Leasing Summary	21-22
Multi-Family Residential Summary	23
10 Largest Commercial Tenants - Based on Annualized Base Rent	24
Lease Expirations	25

Growth and Strategy
Acquisition Summary	26
Development Summary	27

Definitions	28

Company Background and Highlights
Second Quarter Fiscal 2013
Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET's portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.
During the second quarter of fiscal year 2013, the Company closed on its acquisitions of:
•
a 58-unit multi-family residential property in Sartell, Minnesota (The Ponds at Heritage Place), on approximately 6.5 acres of land, for a purchase price of approximately $5.0 million, of which $3.3 million was paid in cash and the remainder in limited partnership units of the Operating Partnership valued at $1.7 million;

•	an approximately 2.6 acre parcel of vacant land in Williston, North Dakota, acquired for possible future development, for a purchase price of approximately $822,500, paid in cash; and
•	an approximately 3.8 acre parcel of vacant land in St. Cloud, Minnesota, acquired for possible future development for a purchase price of approximately $447,000, paid in cash.
During the second quarter of fiscal year 2013, the Company sold two condominium units and two-multi-family residential properties, for a total sales price of approximately $7.3 million.
The Company's revenues in the second quarter of fiscal year 2013 continued to be affected by low occupancy levels in its commercial office segment. Despite the ongoing economic recovery and renewed commercial leasing interest, the Company believes the continued elevated vacancy in its commercial office segment reflects continuing challenging economic conditions in certain of the Company's markets. IRET's multi-family residential portfolio continued its strong performance, with real estate revenue increasing compared to the year-earlier periods, although occupancy levels decreased slightly.
In the second quarter of fiscal year 2013, IRET paid its 166th consecutive quarterly distribution. The $0.1300 per share/unit distribution was payable on October 1, 2012. Subsequent to the end of the second quarter of fiscal year 2013, the Company declared a quarterly distribution of $0.1300 per share and unit payable on January 15, 2013 to shareholder and unitholders of record on January 2, 2013. The Board of Trustees also declared a quarterly distribution of $0.5156 per share on the Company's Series A preferred shares, payable December 31, 2012 to Series A preferred shareholders of record on December 17, 2012, and declared a distribution of $0.4968 per share on the Company's Series B preferred shares of beneficial interest, payable December 31, 2012 to Series B preferred shareholders of record on December 17, 2012.
As of October 31, 2012, IRET owns a diversified portfolio of 267 properties consisting of 85 multi-family residential properties, 68 commercial office properties, 65 commercial medical properties (including senior housing), 19 commercial industrial properties and 30 commercial retail properties.  IRET's common shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of October 31, 2012)
Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	267
Total Square Feet
(commercial properties)	12.3 million
Total Units
(multi-family residential properties)	9,934
Common Shares Outstanding (thousands)	93,161
Limited Partnership Units Outstanding (thousands)	21,336
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	6.2%
Total Capitalization (see p.14 for detail)	$2.2 billion

Investor Information
Board of Trustees
Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee
John D. Stewart	Trustee, Chair of Audit Committee, and Vice Chairman
John T. Reed	Trustee, Chair of Nominating and Governance Committee
W. David Scott	Trustee, Chair of Compensation Committee
Jeffrey K. Woodbury	Trustee
Linda J. Hall	Trustee
Thomas A. Wentz, Jr.	Trustee, Executive Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management
Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Executive Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Mark Reiling	Executive Vice President of Asset Management
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Andrew Martin	Senior Vice President, Residential Property Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, North Dakota 58702-1988
Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ
Investor Relations:
Lindsey Knoop-Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)
	2nd Quarter Fiscal Year 2013	1st Quarter Fiscal Year 2013	4th Quarter Fiscal Year 2012	3rd Quarter Fiscal Year 2012	2nd Quarter Fiscal Year 2012
High Closing Price	$8.49	$8.31	$7.97	$7.64	$8.12
Low Closing Price	$7.92	$7.05	$7.22	$6.89	$6.92
Average Closing Price	$8.25	$7.57	$7.56	$7.27	$7.46
Closing Price at end of quarter	$8.42	$8.16	$7.22	$7.42	$7.41
Common Share Distributions—annualized	$0.520	$0.520	$0.520	$0.520	$0.520
Closing Dividend Yield - annualized	6.2%	6.4%	7.2%	7.0%	7.0%
Closing common shares outstanding (thousands)	93,161	91,812	89,474	85,744	83,682
Closing limited partnership units outstanding (thousands)	21,336	21,171	20,332	19,596	19,534
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$964,065	$921,941	$792,799	$781,623	$764,831

Certain statements in these supplemental disclosures are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2012 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
Second Quarter Fiscal 2013 Acquisition

The Ponds at Heritage Place 1210 & 1211 7th Ave S Sartell, MN 56377

Property Cost by Segment – Second Quarter Fiscal 2013
With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET's diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	10/31/2012	07/31/2012	04/30/2012	01/31/2012	10/31/2011
ASSETS
Real estate investments
Property owned	$1,983,978	$1,979,099	$1,892,009	$1,861,321	$1,844,654
Less accumulated depreciation	(394,256)	(387,286)	(373,490)	(364,190)	(351,174)
	1,589,722	1,591,813	1,518,519	1,497,131	1,493,480
Development in progress	23,218	10,498	27,599	22,281	14,124
Unimproved land	11,670	10,990	10,990	6,390	6,558
Mortgage loans receivable, net of allowance	0	0	0	0	155
Total real estate investments	1,624,610	1,613,301	1,557,108	1,525,802	1,514,317
Real estate held for sale	1,844	1,131	2,067	0	0
Cash and cash equivalents	84,258	37,002	39,989	35,502	32,697
Other investments	637	635	634	633	628
Receivable arising from straight-lining of rents, net of allowance	24,895	24,127	23,273	21,965	20,905
Accounts receivable, net of allowance	2,854	6,448	7,052	3,977	8,243
Real estate deposits	55	4	263	578	451
Prepaid and other assets	2,101	3,070	3,703	4,107	1,718
Intangible assets, net of accumulated amortization	42,281	43,796	44,588	49,055	50,322
Tax, insurance, and other escrow	12,177	13,161	11,669	11,427	11,315
Property and equipment, net of accumulated depreciation	1,351	1,332	1,454	1,464	1,986
Goodwill	1,110	1,120	1,120	1,120	1,127
Deferred charges and leasing costs, net of accumulated amortization	21,164	21,932	21,447	22,014	21,255
TOTAL ASSETS	$1,819,337	$1,767,059	$1,714,367	$1,677,644	$1,664,964

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$38,762	$41,084	$47,403	$43,439	$39,002
Revolving line of credit	10,000	44,500	39,000	49,000	47,000
Mortgages payable	1,045,197	1,080,655	1,048,689	1,038,717	1,039,625
Other	32,889	25,094	14,012	6,326	1,164
TOTAL LIABILITIES	1,126,848	1,191,333	1,149,104	1,137,482	1,126,791

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	0	0	0	0	1,005
EQUITY
Investors Real Estate Trust shareholders' equity
Series A Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	0	0	0	0
Common Shares of Beneficial Interest	711,880	701,431	684,049	657,304	643,022
Accumulated distributions in excess of net income	(295,396)	(289,025)	(278,377)	(269,942)	(260,535)
Total Investors Real Estate Trust shareholders' equity	555,158	439,723	432,989	414,679	409,804
Noncontrolling interests – Operating Partnership	122,357	122,373	118,710	114,852	116,550
Noncontrolling interests – consolidated real estate entities	14,974	13,630	13,564	10,631	10,814
Total equity	692,489	575,726	565,263	540,162	537,168
TOTAL LIABILITIES AND EQUITY	$1,819,337	$1,767,059	$1,714,367	$1,677,644	$1,664,964

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Six Months Ended	Three Months Ended
OPERATING RESULTS	10/31/2012	10/31/2011	10/31/2012	07/31/2012	04/30/2012	01/31/2012	10/31/2011
Real estate revenue	$126,929	$119,364	$64,943	$61,986	$60,188	$60,546	$60,200
Real estate expenses	49,645	50,169	24,804	24,841	22,634	24,590	25,527
Gain on involuntary conversion	2,263	0	2,263	0	274	0	0
Net operating income	79,547	69,195	42,402	37,145	37,828	35,956	34,673
Depreciation/amortization	(32,728)	(29,682)	(16,506)	(16,222)	(15,146)	(15,183)	(14,874)
Administrative expenses, advisory and trustee services	(4,157)	(4,285)	(2,061)	(2,096)	(1,437)	(1,659)	(2,104)
Other expenses	(1,032)	(1,150)	(513)	(519)	(389)	(359)	(835)
Interest expense	(32,723)	(31,978)	(16,300)	(16,423)	(16,333)	(16,411)	(16,193)
Interest and other income	345	366	203	142	141	279	213
Income from continuing operations	9,252	2,466	7,225	2,027	4,664	2,623	880
Income (loss) from discontinued operations	2,754	598	2,785	(31)	(543)	(102)	611
Net income	$12,006	$3,064	$10,010	$1,996	$4,121	$2,521	$1,491

Net income attributable to noncontrolling interest – Operating Partnership	(1,541)	(372)	(1,290)	(251)	(636)	(351)	(194)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(274)	14	(208)	(66)	(106)	(43)	(12)
Net income attributable to Investors Real Estate Trust	10,191	2,706	8,512	1,679	3,379	2,127	1,285
Dividends to preferred shareholders	(3,471)	(1,186)	(2,878)	(593)	(593)	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$6,720	$1,520	$5,634	$1,086	$2,786	$1,534	$692

Per Share Data
Earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.05	$.01	$.04	$.01	$.04	$.02	$.00
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.02	.01	.02	.00	(.01)	.00	.01
Net income per common share – basic & diluted	$.07	$.02	$.06	$.01	$.03	$.02	$.01

Percentage of Revenues
Real estate expenses	39.1%	42.0%	38.2%	40.1%	37.6%	40.6%	42.4%
Depreciation/amortization	25.8%	24.9%	25.4%	26.2%	25.2%	25.1%	24.7%
General and administrative	3.3%	3.6%	3.2%	3.4%	2.4%	2.7%	3.5%
Interest	25.8%	26.8%	25.1%	26.5%	27.1%	27.1%	26.9%
Income (loss) from discontinued operations	2.2%	0.5%	4.3%	(0.1)%	(0.9)%	(0.2)%	1.0%
Net income	9.5%	2.6%	15.4%	3.2%	6.8%	4.2%	2.5%

Ratios
EBITDA(1)/Interest expense	2.19	x	2.00	x	2.28	x	2.09	x	2.17	x	2.07	x	1.97	x
EBITDA(1)/Interest expense plus preferred distributions	1.98	x	1.93	x	1.95	x	2.02	x	2.09	x	2.00	x	1.90	x
(1)	See Definitions on page 28. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Six Months Ended		Three Months Ended
	10/31/2012	10/31/2011	10/31/2012	07/31/2012	04/30/2012	01/31/2012	10/31/2011
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$10,191	$2,706	$8,512	$1,679	$3,379	$2,127	$1,285
Less dividends to preferred shareholders	(3,471)	(1,186)	(2,878)	(593)	(593)	(593)	(593)
Net income available to common shareholders	6,720	1,520	5,634	1,086	2,786	1,534	692
Adjustments:
Noncontrolling interests – Operating Partnership	1,541	372	1,290	251	636	351	194
Depreciation and amortization	32,707	29,713	16,520	16,187	15,165	15,179	14,890
Real estate impairment	0	0	0	0	293	135	0
(Gain) loss on depreciable property sales	$(2,680)	$(589)	(2,753)	73	240	0	(589)
Funds from operations applicable to common shares and Units	38,288	31,016	$20,691	$17,597	$19,120	$17,199	$15,187

FFO per share and unit - basic and diluted	$0.34	$0.31	$0.18	$0.16	$0.18	$0.16	$0.15

Adjusted funds from operations(1)
Funds from operations applicable to common shares and Units	$38,288	$31,016	$20,691	$17,597	$19,120	$17,199	$15,187
Adjustments:
Tenant improvements	(3,591)	(3,456)	(1,385)	(2,206)	(4,846)	(2,007)	(2,021)
Leasing commissions	(768)	(1,885)	567	(1,335)	701	(1,589)	(1,182)
Recurring capital expenditures(1)	(4,097)	(3,841)	(2,110)	(1,987)	(1,451)	(1,411)	(1,872)
Straight-line rents	(1,632)	(1,995)	(768)	(864)	(1,330)	(1,059)	(1,597)
Non-real estate depreciation	219	217	83	136	78	114	90
Gain on involuntary conversion	(2,263)	0	(2,263)	0	(274)	0	0
Adjusted funds from operations applicable to common shares and Units	$26,156	$20,056	$14,815	$11,341	$11,998	$11,247	$8,605

AFFO per share and unit - basic and diluted	0.23	0.20	0.13	0.10	0.11	0.11	0.09

Weighted average shares and units	112,458	101,286	113,690	111,292	107,316	103,935	101,669
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Six Months Ended		Three Months Ended
	10/31/2012	10/31/2011	10/31/2012	07/31/2012	04/30/2012	01/31/2012	10/31/2011
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$10,191	$2,706	$8,512	$1,679	$3,379	$2,127	$1,285
Adjustments:
Noncontrolling interests – Operating Partnership	1,541	372	1,290	251	636	351	194
Income before noncontrolling interests – Operating Partnership	11,732	3,078	9,802	1,930	4,015	2,478	1,479
Add:
Interest	32,886	32,243	16,369	16,517	16,454	16,533	16,318
Depreciation/amortization related to real estate investments	31,210	28,359	15,757	15,453	14,390	14,359	14,193
Amortization related to non-real estate investments	1,632	1,492	799	833	821	903	758
Amortization related to real estate revenues(2)	83	80	46	37	30	31	29
Less:
Interest income	(106)	(90)	(88)	(18)	(33)	(25)	(37)
Gain on sale of real estate, land and other investments	(2,680)	(589)	(2,753)	73	240	0	(589)
Gain on involuntary conversion	(2,263)	0	(2,263)	0	(274)	0	0
EBITDA	$72,494	$64,573	$37,669	$34,825	$35,643	$34,279	$32,151
(1)	Definitions on page 28.
(2)	See Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations
Total Mortgage Debt

160,000
144,000
128,000
112,000
96,000
80,000
64,000
48,000
32,000
16,000
-
6.14%
5.91%
5.35%
5.62%
5.47%
5.90%
4.76%
5.56%
5.61%
5.50%
5.61%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Thereafter
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail

	5.61% Future Maturities of Mortgage Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2013	$12,154	$0	$12,154	5.50%	1.1%
2014	37,791	647	38,438	5.61%	3.7%
2015	74,326	17,250	91,576	5.47%	8.8%
2016	77,379	0	77,379	5.56%	7.4%
2017	188,031	0	188,031	6.14%	18.0%
2018	67,859	0	67,859	5.61%	6.4%
2019	97,579	5,639	103,218	5.91%	9.9%
2020	124,070	0	124,070	5.90%	11.9%
2021	126,042	0	126,042	5.35%	12.0%
2022	136,754	0	136,754	5.62%	13.1%
Thereafter	79,676	0	79,676	4.76%	7.7%
Total maturities	$1,021,661	$23,536	$1,045,197	5.66%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.
	10/31/2012	07/31/2012	04/30/2012	01/31/2012	10/31/2011
Balances Outstanding
Mortgage
Fixed rate	$1,021,661	$1,064,564	$1,032,543	$1,028,198	$1,033,550
Variable rate	23,536	16,091	16,146	10,519	6,075
Mortgage total	$1,045,197	$1,080,655	$1,048,689	$1,038,717	$1,039,625

Weighted Average Interest Rates
Secured	5.66%	5.72%	5.78%	5.84%	5.86%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF OCTOBER 31, 2012
(in thousands)
Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Multi-Family Residential
Monticello Village - Monticello, MN	3/1/2013	$2,924	$0	$0	$0	$0	$2,924
Quarry Ridge - Rochester, MN	10/1/2013	0	11,740	0	0	0	11,740
East Park - Sioux Falls, SD	12/1/2013	0	1,479	0	0	0	1,479
Sycamore Village - Sioux Falls, SD	12/1/2013	0	832	0	0	0	832
Candlelight - Fargo, ND(2)	3/1/2014	0	1,252	0	0	0	1,252
Evergreen II - Isanti, MN	11/1/2014	0	0	2,166	0	0	2,166
Campus Center - St Cloud, MN	6/1/2015	0	0	0	1,316	0	1,316
Campus Knoll - St Cloud, MN	6/1/2015	0	0	0	877	0	877
Landmark - Grand Forks, ND	8/24/2015	0	0	0	1,730	0	1,730
Regency Park Estates - St Cloud, MN	1/1/2016	0	0	0	7,033	0	7,033
Summary of Debt due after Fiscal 2016		0	0	0	0	316,365	316,365
Sub-Total Multi-Family Residential		$2,924	$15,303	$2,166	$10,956	$316,365	$347,714

Commercial Office
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	2,546	0	0	0	2,546
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	1,320	0	0	0	1,320
Viromed - Eden Prairie, MN	4/1/2014	0	478	0	0	0	478
Wirth Corporate Center - Golden Valley, MN	4/1/2014	0	3,538	0	0	0	3,538
TCA Building - Eagan, MN	5/1/2014	0	0	7,311	0	0	7,311
Brenwood - Hennepin County, MN	7/15/2014	0	0	5,250	0	0	5,250
Burnsville Bluffs II - Burnsville, MN	8/8/2014	0	0	1,738	0	0	1,738
Plymouth IV - Plymouth, MN	8/8/2014	0	0	3,206	0	0	3,206
Plymouth V - Plymouth, MN	8/8/2014	0	0	3,747	0	0	3,747
Plaza VII - Boise, ID	9/1/2014	0	0	1,023	0	0	1,023
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	3,363	0	0	3,363
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	10,089	0	0	10,089
Northgate I - Maple Grove, MN	12/10/2014	0	0	5,252	0	0	5,252
Plymouth I - Plymouth, MN	12/10/2014	0	0	1,177	0	0	1,177
Plymouth II - Plymouth, MN	12/10/2014	0	0	1,177	0	0	1,177
Plymouth III - Plymouth, MN	12/10/2014	0	0	1,449	0	0	1,449
Benton Business Park - Sauk Rapids, MN	1/1/2015	0	0	593	0	0	593
West River Business Park - Waite Park, MN	1/1/2015	0	0	593	0	0	593
Highlands Ranch I - Highlands Ranch, CO	3/1/2015	0	0	8,330	0	0	8,330
Highlands Ranch II - Highlands Ranch, CO	3/1/2015	0	0	8,041	0	0	8,041
US Bank Financial Center - Bloomington, MN	7/1/2015	0	0	0	13,579	0	13,579
Rapid City 900 Concourse Drive - Rapid City, SD	8/1/2015	0	0	0	1,394	0	1,394
Westgate I - Boise, ID	8/1/2015	0	0	0	1,215	0	1,215
Westgate II - Boise, ID	8/1/2015	0	0	0	2,975	0	2,975
Brook Valley I - LaVista, NE	1/1/2016	0	0	0	1,323	0	1,323
Spring Valley IV - Omaha, NE	1/1/2016	0	0	0	788	0	788
Spring Valley V - Omaha, NE	1/1/2016	0	0	0	866	0	866
Spring Valley X - Omaha, NE	1/1/2016	0	0	0	803	0	803
Spring Valley XI - Omaha, NE	1/1/2016	0	0	0	788	0	788
Summary of Debt due after Fiscal 2016		0	0	0	0	253,147	253,147
Sub-Total Commercial Office		$0	$7,882	$62,339	$23,731	$253,147	$347,099

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF OCTOBER 31, 2012 (continued)
(in thousands)

Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Commercial Medical
High Pointe Health Campus - Lake Elmo, MN	4/1/2014	$0	$5,400	$0	$0	$0	$5,400
Edgewood Vista - Billings, MT	12/10/2014	0	0	1,937	0	0	1,937
Edgewood Vista - East Grand Forks, MN	12/10/2014	0	0	2,950	0	0	2,950
Edgewood Vista - Sioux Falls, SD	12/10/2014	0	0	1,110	0	0	1,110
Garden View Medical - St Paul, MN	8/1/2015	0	0	0	1,572	0	1,572
Edina 6363 France Medical - St Paul, MN	8/6/2015	0	0	0	10,000	0	10,000
2800 Medical Building - Minneapolis, MN	9/1/2015	0	0	0	5,494	0	5,494
2828 Medical Building - Minneapolis, MN	9/1/2015	0	0	0	8,455	0	8,455
Edina 6405 France Medical - Edina, MN	9/1/2015	0	0	0	8,930	0	8,930
Ritchie Medical Plaza - St Paul, MN	9/1/2015	0	0	0	6,576	0	6,576
Summary of Debt due after Fiscal 2016		0	0	0	0	211,365	211,365
Sub-Total Commercial Medical		$0	$5,400	$5,997	$41,027	$211,365	$263,789

Commercial Industrial
Bloomington 2000 West 94th Street - Bloomington, MN(3)	3/1/2013	3,736	0	0	0	0	3,736
Roseville 2929 Long Lake Road - Roseville, MN(3)	3/1/2013	5,494	0	0	0	0	5,494
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	1,082	0	0	0	1,082
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	2,306	0	0	0	2,306
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	2,713	0	0	0	2,713
Stone Container - Roseville, MN	7/14/2014	0	0	4,500	0	0	4,500
Brooklyn Park 7401 Boone Avenue - Brooklyn Park, MN	9/28/2014			7,500			7,500
Clive 2075 NW 94th St - Clive, IA	9/30/2014	0	0	2,195	0	0	2,195
Metal Improvement Company - New Brighton, MN	9/30/2014	0	0	1,461	0	0	1,461
Winsted Industrial Building	9/30/2014	0	0	386	0	0	386
Stone Container - Fargo, ND	12/1/2015	0	0	0	737	0	737
Stone Container - Fargo, ND	12/1/2015	0	0	0	928	0	928
Summary of Debt due after Fiscal 2016		0	0	0	0	17,311	17,311
Sub-Total Commercial Industrial		$9,230	$6,101	$16,042	$1,665	$17,311	$50,349

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF OCTOBER 31, 2012 (continued)
(in thousands)

Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Commercial Retail
Burnsville I Strip Center - Burnsville, MN	6/30/2013	$0	$363	$0	$0	$0	$363
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	285	0	0	0	285
St Cloud Westgate - St Cloud, MN	10/10/2013	0	3,104	0	0	0	3,104
Omaha Barnes & Noble - Omaha, NE	6/1/2014	0	0	2,490	0	0	2,490
Jamestown Buffalo Mall - Jamestown, ND	9/1/2014	0	0	618	0	0	618
Fargo Express Center - Fargo, ND	10/1/2014	0	0	965	0	0	965
Lakeville Strip Center - Lakeville, MN	10/1/2014	0	0	959	0	0	959
Summary of Debt due after Fiscal 2016		0	0	0	0	27,462	27,462
Sub-Total Commercial Retail		$0	$3,752	$5,032	$0	$27,462	$36,246

Total		$12,154	$38,438	$91,576	$77,379	$825,650	$1,045,197
*	Mortgage debt does not include the Company's multi-bank line of credit or construction loans. The line of credit has a maturity date of August 12, 2014; as of October 31, 2012, the Company had borrowings of $10.0 million outstanding under this line. Construction loans and other debt totaled $32.8 million as of October 31, 2012.
(1)	Totals are principal balances as of October 31, 2012.
(2)	This loan was assumed by the buyer subsequent to the end of the second quarter of fiscal year 2013 as a result of the sale of the asset.
(3)	These loans were paid off December 3, 2012, subsequent to the end of the second quarter of fiscal year 2013.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	10/31/2012	07/31/2012	04/30/2012	01/31/2012	10/31/2011
Equity Capitalization
Common shares outstanding	93,161	91,812	89,474	85,744	83,682
Operating partnership (OP) units outstanding	21,336	21,171	20,332	19,596	19,534
Total common shares and OP units outstanding	114,497	112,983	109,806	105,340	103,216
Market price per common share (closing price at end of period)	$8.42	$8.16	$7.22	$7.42	$7.41
Equity capitalization-common shares and OP units	$964,065	$921,941	$792,799	$781,623	$764,831
Recorded book value of preferred shares	$138,674	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$1,102,739	$949,258	$820,116	$808,940	$792,148

Debt Capitalization
Total debt	$1,087,972	$1,150,123	$1,101,564	$1,095,416	$1,087,625
Total capitalization	$2,190,711	$2,099,381	$1,621,680	$1,604,356	$1,879,773

Total debt to total capitalization	0.50:1	0.55:1	0.57:1	0.58:1	0.58:1

	Six Months Ended				Three Months Ended
	10/31/2012		10/31/2011		10/31/2012		07/31/2012		04/30/2012		01/31/2012		10/31/2011
Earnings to fixed charges(1)	1.26	x	1.07	x	1.42	x	1.11	x	1.25	x	1.15	x	1.05	x
Earnings to combined fixed charges and preferred distributions(1)	1.14	x	1.04	x	1.21	x	1.07	x	1.21	x	1.11	x	1.01	x
Debt service coverage ratio(1)	1.52	x	1.39	x	1.60	x	1.45	x	1.49	x	1.43	x	1.37	x

Distribution Data
Common shares and units outstanding at record date	113,516		101,439		113,516		111,525		106,642		103,761		101,439
Total common distribution paid	$29,170		$30,461		$14,757		$14,413		$13,809		$13,486		$13,186
Common distribution per share and unit	$.2600		$.3430		$.1300		$.1300		$.1300		$.1300		$.1300
Payout ratio (FFO per share and unit basis)(1)	76.5%		97.3%		72.2%		81.3%		72.2%		81.3%		86.7%
Payout ratio (AFFO per share and unit basis)(1)	113.0%		150.8%		100.0%		130.0%		118.2%		118.2%		144.4%
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties(1)
	Three Months Ended October 31,			Six Months Ended October 31,
Segment	2012	2011	% Change	2012	2011	% Change
Multi-Family Residential	$10,806	$9,238	17.0%	$20,647	$18,133	13.9%
Commercial Office	9,736	9,554	1.9%	19,085	19,426	(1.8)%
Commercial Medical	10,434	10,676	(2.3)%	20,806	21,775	(4.5)%
Commercial Industrial	2,642	2,431	8.7%	5,082	4,900	3.7%
Commercial Retail	2,330	2,155	8.1%	4,526	4,299	5.3%
	$35,948	$34,054	5.6%	$70,146	$68,533	2.4%
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Three Months Ended October 31, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,319	$19,128	$14,490	$3,577	$3,616	$0	$59,130
Non-Stabilized	4,786	0	1,027	0	0	0	5,813
Total	23,105	19,128	15,517	3,577	3,616	0	64,943

Real estate expenses
Stabilized(1)	7,513	9,392	4,056	935	1,286	0	23,182
Non-Stabilized	1,495	0	127	0	0	0	1,622
Total	9,008	9,392	4,183	935	1,286	0	24,804

Gain on involuntary conversion
Non-stabilized	2,263	0	0	0	0	0	2,263
Total	2,263	0	0	0	0	0	2,263

Stabilized(1)	10,806	9,736	10,434	2,642	2,330	0	35,948
Non-Stabilized	5,554	0	900	0	0	0	6,454
Net operating income	$16,360	$9,736	$11,334	$2,642	$2,330	$0	$42,402

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(4,832)	$(5,210)	$(4,500)	$(909)	$(972)	$(83)	$(16,506)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,061)	(2,061)
Other expenses	0	0	0	0	0	(513)	(513)
Interest expense	(5,230)	(5,305)	(4,159)	(853)	(632)	(121)	(16,300)
Interest and other income	0	0	0	0	0	203	203
Income (loss) from continuing operations	6,298	(779)	2,675	880	726	(2,575)	7,225
Income from discontinued operations	2,785	0	0	0	0	0	2,785
Net income (loss)	9,083	(779)	2,675	880	726	(2,575)	10,010
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,290)	(1,290)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(208)	(208)
Net income (loss) attributable to Investors Real Estate Trust	9,083	(779)	2,675	880	726	(4,073)	8,512
Dividends to preferred shareholders	0	0	0	0	0	(2,878)	(2,878)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$9,083	(779)	2,675	880	726	$(6,951)	$5,634
(1)	See list of properties excluded from stabilized properties on page ii.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,533	$18,367	$16,558	$3,566	$3,242	$0	$59,266
Non-Stabilized	419	0	515	0	0	0	934
Total	17,952	18,367	17,073	3,566	3,242	0	60,200

Real estate expenses
Stabilized(1)	8,295	8,813	5,882	1,135	1,087	0	25,212
Non-Stabilized	226	0	89	0	0	0	315
Total	8,521	8,813	5,971	1,135	1,087	0	25,527

Net Operating Income (NOI)
Stabilized(1)	9,238	9,554	10,676	2,431	2,155	0	34,054
Non-Stabilized	193	0	426	0	0	0	619
Net operating income	$9,431	$9,554	$11,102	$2,431	$2,155	$0	$34,673

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,514)	$(5,151)	$(4,321)	$(925)	$(863)	$(100)	$(14,874)
Administrative, advisory and trustee services	0	0	0	0	0	(2,104)	(2,104)
Other expenses	0	0	0	0	0	(835)	(835)
Interest expense	(4,391)	(5,400)	(4,091)	(908)	(802)	(601)	(16,193)
Interest and other income	0	0	0	0	0	213	213
Income (loss) from continuing operations	1,526	(997)	2,690	598	490	(3,427)	880
Income from discontinued operations	21	0	0	0	590	0	611
Net income (loss)	1,547	(997)	2,690	598	1,080	(3,427)	1,491
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(194)	(194)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(12)	(12)
Net income (loss) attributable to Investors Real Estate Trust	1,547	(997)	2,690	598	1,080	(3,633)	1,285
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,547	$(997)	$2,690	$598	$1,080	$(4,226)	$692
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Six Months Ended October 31, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$36,226	$37,767	$28,821	$7,037	$6,967	$0	$116,818
Non-Stabilized	8,088	0	2,023	0	0	0	10,111
Total	44,314	37,767	30,844	7,037	6,967	0	126,929

Real estate expenses
Stabilized(1)	15,579	18,682	8,015	1,955	2,441	0	46,672
Non-Stabilized	2,722	0	251	0	0	0	2,973
Total	18,301	18,682	8,266	1,955	2,441	0	49,645

Gain on involuntary conversion
Non-stabilized	2,263	0	0	0	0	0	2,263
Total	2,263	0	0	0	0	0	2,263

Stabilized(1)	20,647	19,085	20,806	5,082	4,526	0	70,146
Non-Stabilized	7,629	0	1,772	0	0	0	9,401
Net operating income	$28,276	$19,085	$22,578	$5,082	$4,526	$0	$79,547

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(9,357)	$(10,421)	$(8,977)	$(1,848)	$(1,906)	$(219)	$(32,728)
Administrative, advisory and trustee fees	0	0	0	0	0	(4,157)	(4,157)
Other expenses	0	0	0	0	0	(1,032)	(1,032)
Interest expense	(10,044)	(10,576)	(8,258)	(1,727)	(1,339)	(779)	(32,723)
Interest and other income	0	0	0	0	0	345	345
Income (loss) from continuing operations	8,875	(1,912)	5,343	1,507	1,281	(5,842)	9,252
Income from discontinued operations	2,754	0	0	0	0	0	2,754
Net income (loss)	11,629	(1,912)	5,343	1,507	1,281	(5,842)	12,006
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,541)	(1,541)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(274)	(274)
Net income (loss) attributable to Investors Real Estate Trust	11,629	(1,912)	5,343	1,507	1,281	(7,657)	10,191
Dividends to preferred shareholders	0	0	0	0	0	(3,471)	(3,471)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$11,629	$(1,912)	$5,343	$1,507	$1,281	$(11,128)	$6,720
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Six Months Ended October 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$34,527	$37,182	$33,175	$7,001	$6,450	$0	$118,335
Non-Stabilized	514	0	515	0	0	0	1,029
Total	35,041	37,182	33,690	7,001	6,450	0	119,364

Real estate expenses
Stabilized(1)	16,394	17,756	11,400	2,101	2,151	0	49,802
Non-Stabilized	278	0	89	0	0	0	367
Total	16,672	17,756	11,489	2,101	2,151	0	50,169

Stabilized(1)	18,133	19,426	21,775	4,900	4,299	0	68,533
Non-Stabilized	236	0	426	0	0	0	662
Net operating income	$18,369	$19,426	$22,201	$4,900	$4,299	$0	$69,195

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(6,968)	$(10,511)	$(8,514)	$(1,806)	$(1,684)	$(199)	$(29,682)
Administrative, advisory and trustee fees	0	0	0	0	0	(4,285)	(4,285)
Other expenses	0	0	0	0	0	(1,150)	(1,150)
Interest expense	(8,816)	(10,598)	(8,030)	(1,844)	(1,570)	(1,120)	(31,978)
Interest and other income	0	0	0	0	0	366	366
Income (loss) from continuing operations	2,585	(1,683)	5,657	1,250	1,045	(6,388)	2,466
(Loss) income from discontinued operations	(18)	0	0	0	616	0	598
Net income (loss)	2,567	(1,683)	5,657	1,250	1,661	(6,388)	3,064
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(372)	(372)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	14	14
Net income (loss) attributable to Investors Real Estate Trust	2,567	(1,683)	5,657	1,250	1,661	(6,746)	2,706
Dividends to preferred shareholders	0	0	0	0	0	(1,186)	(1,186)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,567	$(1,683)	$5,657	$1,250	$1,661	$(7,932)	$1,520
(1)	See list of properties excluded from stabilized properties on page ii.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
2nd Quarter Fiscal 2013 vs. 2nd Quarter Fiscal 2012

Segments	Stabilized Properties		All Properties
	2nd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
	Fiscal 2013	Fiscal 2012	Fiscal 2013	Fiscal 2012
Multi-Family Residential	94.8%	95.2%	94.6%	94.7%
Commercial Office	78.4%	78.0%	78.4%	78.0%
Commercial Medical	94.9%	96.0%	95.2%	96.2%
Commercial Industrial	90.7%	92.3%	90.7%	92.3%
Commercial Retail	88.3%	87.0%	88.3%	87.0%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
2nd Quarter Fiscal 2013
2nd Quarter Fiscal 2012

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and six months ended October 31, 2012

	Three Months Ended October 31, 2012
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	75,225	30,798	106,023	50,543	55,480
Commercial Medical	3,725	9,988	13,713	9,568	4,145
Commercial Industrial	0	0	0	0	0
Commercial Retail	30,207	37,110	67,317	12,481	54,836
Total All Segments	109,157	77,896	187,053	72,592	114,461

Weighted Average Rental Rates(3)
Commercial Office	$12.12	$17.71	$13.75	$13.33	$0.42	3.1%
Commercial Medical	21.65	21.92	21.85	19.38	2.47	12.7%
Commercial Industrial	0.00	0.00	0.00	0.00	0.00	0.00%
Commercial Retail	5.43	3.19	4.20	13.80	(9.60)	(69.6)%
Total All Segments	$10.60	$11.33	$10.90	$14.21	$(3.31)	(23.3)%

	Six Months Ended October 31, 2012
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	109,865	94,977	204,842	294,045	(89,203)
Commercial Medical	10,612	11,456	22,068	19,371	2,697
Commercial Industrial	0	9,702	9,702	32,717	(23,015)
Commercial Retail	39,277	39,530	78,807	35,773	43,034
Total All Segments	159,754	155,665	315,419	381,906	(66,487)

Weighted Average Rental Rates(3)
Commercial Office	$13.25	$16.62	$14.81	$13.48	$1.33	9.9%
Commercial Medical	22.14	22.08	22.11	20.62	1.49	7.2%
Commercial Industrial	0.00	5.84	5.84	3.88	1.96	50.5%
Commercial Retail	7.04	4.02	5.52	10.92	(5.40)	(49.5)%
Total All Segments	$12.32	$13.15	$12.73	$12.78	$(0.05)	(0.4)%

	Three Months Ended October 31, 2012			Six Months Ended October 31, 2012
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased(4)
Commercial Office	4.9	5.3	5.1	4.4	3.9	4.1
Commercial Medical	6.2	5.3	6.0	6.2	5.3	5.7
Commercial Industrial	0.0	0.0	0.0	0.0	3.3	3.3
Commercial Retail	2.5	3.0	2.7	3.1	3.4	3.2
Total All Segments	4.8	4.9	4.9	4.5	4.1	4.3
(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.
(4)	Term in years.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING COMMITMENTS
for the three and six months ended October 31, 2012

	2nd Quarter Fiscal 2013 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$437	$471	$908	$926	$592	$1,518
Commercial Medical	66	99	165	439	135	574
Commercial Industrial	0	0	0	0	5	5
Commercial Retail	42	0	42	46	0	46
Subtotal	$545	$570	$1,115	$1,411	$732	$2,143

Tenant Improvements per square foot
Commercial Office	$5.82	$15.28	$8.56	$8.43	$6.23	$7.41
Commercial Medical	17.60	9.92	12.00	41.32	11.85	26.02
Commercial Industrial	0.00	0.00	0.00	0.00	0.52	0.52
Commercial Retail	1.41	0.00	0.63	1.16	0.00	0.58
All Segments	$5.00	$7.31	$5.96	$8.83	$4.71	$6.79

Leasing Costs
Commercial Office	$306	$392	$698	$570	$500	$1,070
Commercial Medical	54	41	95	102	45	147
Commercial Industrial	0	0	0	0	19	19
Commercial Retail	9	2	11	15	5	20
Subtotal	$369	$435	$804	$687	$569	$1,256

Leasing Costs per square foot
Commercial Office	$4.06	$12.74	$6.58	$5.18	$5.26	$5.22
Commercial Medical	14.49	4.07	6.90	9.66	3.91	6.68
Commercial Industrial	0.00	0.00	0.00	0.00	1.98	1.98
Commercial Retail	0.31	0.05	0.17	0.38	0.12	0.25
All Segments	$3.38	$5.58	$4.30	$4.30	$3.65	$3.98

Tenant Improvements and Leasing Costs
Commercial Office	$743	$863	$1,606	$1,496	$1,092	$2,588
Commercial Medical	119	140	259	541	180	721
Commercial Industrial	0	0	0	0	24	24
Commercial Retail	52	2	54	61	5	66
Total	$914	$1,005	$1,919	$2,098	$1,301	$3,399

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$9.88	$28.02	$15.15	$13.62	$11.49	$12.63
Commercial Medical	32.10	13.98	18.90	50.98	15.76	32.70
Commercial Industrial	0.00	0.00	0.00	0.00	2.50	2.50
Commercial Retail	1.72	0.05	0.80	1.54	0.12	0.83
All Segments	$8.38	$12.90	$10.26	$13.13	$8.36	$10.78

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	10/31/2012	07/31/2012	04/30/2012	01/31/2012	10/31/2011
Number of Units	9,934	9,876	8,894	8,654	8,618
Average Investment Per Unit
Stabilized	$58,308	$58,012	$57,776	$57,738	$57,393
Non-Stabilized	85,580	83,113	83,758	78,203	66,638
	$62,614	$61,472	$59,268	$58,497	$57,648

Average Scheduled Rent(1) per Unit
Stabilized	$734	$726	$718	$716	$710
Non-Stabilized	967	889	908	866	1,014
	$771	$749	$729	$721	$719

Total Receipts per Unit
Stabilized	$733	$716	$709	$705	$701
Non-Stabilized	996	831	845	851	837
	$774	$732	$717	$710	$705

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$193	$209	$157	$155	$215
Non-Stabilized	135	123	122	181	117
	$184	$196	$155	$156	$211

Physical Occupancy%
Stabilized	94.8%	93.7%	94.2%	93.9%	95.2%
Non-Stabilized	93.4%	88.7%	85.4%	74.5%	79.3%
	94.6%	93.0%	93.7%	93.2%	94.7%

Operating Expenses as a % of Scheduled Rent
Stabilized	41.3%	44.8%	46.4%	45.8%	47.0%
Non-Stabilized	36.9%	34.8%	37.3%	38.6%	32.5%
Total	40.4%	43.1%	45.8%	45.5%	46.5%
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of October 31, 2012

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments' Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	32	91	13.2%	1,450,585	13.6%
St. Luke's Hospital of Duluth, Inc.	6	39	3.5%	198,775	1.9%
Fairview Health Services	9	50	3.4%	238,703	2.2%
Applied Underwriters	3	52	2.2%	141,724	1.3%
HealthEast Care System	1	76	1.6%	114,316	1.1%
Nebraska Orthopedic Hospital	1	197	1.3%	61,758	0.6%
Affiliates of Siemens USA (NYSE: SI)	2	53	1.3%	112,848	1.1%
Arcadis Corporate Services, Inc.	1	45	1.2%	71,430	0.7%
Microsoft (NASDAQ: MSFT)	1	74	1.2%	122,040	1.1%
State of Idaho Department of Health and Welfare	2	64	1.1%	103,342	1.0%
Total/Weighted Average		68	30.0%	2,615,521	24.6%
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of October 31, 2012

	(dollars in thousands except average rental rates)
Fiscal Year	Number of Leases	Rentable Square Feet(1)	% of Rentable Square Feet	Annualized Rent(2)	Average Rental Rate	% of Annualized Base Rent
Commercial Office
2013	35	247,413	6.3%	$3,257	$13.16	5.7%
2014	55	467,656	11.9%	5,842	12.49	10.1%
2015	74	515,135	13.1%	7,535	14.63	13.1%
2016	45	639,228	16.3%	9,879	15.46	17.2%
2017	44	827,259	21.0%	14,008	16.93	24.3%
2018 and thereafter	59	1,236,176	31.4%	17,036	13.78	29.6%
	312	3,932,867	100.0%	$57,557	$14.63	100.0%

Commercial Medical
2013	22	112,621	4.0%	$2,162	$19.19	4.5%
2014	24	395,597	14.2%	6,841	17.29	14.3%
2015	16	60,120	2.2%	1,544	25.68	3.2%
2016	24	175,113	6.3%	3,596	20.54	7.5%
2017	20	133,237	4.8%	2,812	21.11	5.9%
2018 and thereafter	91	1,907,925	68.5%	30,878	16.18	64.6%
	197	2,784,613	100.0%	$47,833	$17.18	100.0%

Commercial Industrial
2013	6	223,340	8.6%	$661	$2.96	6.3%
2014	10	321,629	12.3%	1,179	3.67	11.3%
2015	6	344,493	13.2%	1,398	4.06	13.3%
2016	9	689,564	26.5%	2,986	4.33	28.5%
2017	5	311,141	11.9%	1,180	3.79	11.3%
2018 and thereafter	7	716,095	27.5%	3,071	4.29	29.3%
	43	2,606,262	100.0%	$10,475	$4.02	100.0%

Commercial Retail
2013	22	146,930	12.4%	$871	$5.93	8.7%
2014	41	207,584	17.5%	1,310	6.31	13.1%
2015	38	291,463	24.5%	2,241	7.69	22.3%
2016	23	96,993	8.2%	1,176	12.13	11.7%
2017	23	103,114	8.7%	1,105	10.72	11.0%
2018 and thereafter	27	340,466	28.7%	3,326	9.77	33.2%
	174	1,186,550	100.0%	$10,029	$8.45	100.0%

Commercial Total
2013	85	730,304	6.9%	$6,951	$9.52	5.5%
2014	130	1,392,466	13.3%	15,172	10.90	12.1%
2015	134	1,211,211	11.5%	12,718	10.50	10.1%
2016	101	1,600,898	15.2%	17,637	11.02	14.0%
2017	92	1,374,751	13.1%	19,105	13.90	15.2%
2018 and thereafter	184	4,200,662	40.0%	54,311	12.93	43.1%
	726	10,510,292	100.0%	$125,894	$11.98	100.0%
(1)	Rentable square footage does not include month-to-month leases. As of October 31,2012 month-to-month leases accounted for 147,737 square feet.
(2)	Annualized Base Rent is monthly scheduled rent as of October 1, 2012 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2013 ACQUISITION SUMMARY
as of October 31, 2012
(dollars in thousands)

Property	Location	Segment Type	Acquisition Date		Square Feet/Units		Leased Percentage At Acquisition		October 31, 2012 Leased Percentage		Acquisition Cost

Villa West	Topeka, KS	Multi-Family Residential	May 8, 2012		308		98.1%		91.9%		$17,650
Colony	Lincoln, NE	Multi-Family Residential	June 4, 2012		232		98.3%		97.4%		17,500
Lakeside Village	Lincoln, NE	Multi-Family Residential	June 4, 2012		208		86.5%		85.6%		17,250
Quarry Ridge II(1)	Rochester, MN	Multi-Family Residential	June 29, 2012		159		33.3%		98.7%		4,591
Williston Garden Buildings 3 and 4(2)	Williston, ND	Multi-Family Residential	July 31, 2012		73		98.6%		97.9%		6.886
University Commons	Williston, ND	Unimproved Land	August 1, 2012		n/	a	n/	a	n/	a	823
Cypress Court	St. Cloud, MN	Unimproved Land	August 10, 2012		n/	a	n/	a	n/	a	447
The Ponds at Heritage Place	Sartell, MN	Multi-Family Residential	October 10, 2012		58		91.4%		91.4%		5,020
				Total Square Feet	0						$70,167
				Total Units	1,038
(1)
Development property placed in service June 29, 2012. Additional costs paid in fiscal years 2012 and 2011, and land acquired in fiscal year 2007, totaled $13.0 million, for a total project cost at October 31, 2012 of $17.6 million.

(2)
Development property placed in service July 31, 2012. Buildings 1 and 2 were placed in service in fiscal year 2012. Additional costs paid in fiscal year 2012 totaled $12.0 million, for a total project cost at October 31, 2012 of $18.9 million.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2013 DEVELOPMENT IN PROGESS SUMMARY
as of October 31, 2012
(dollars in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Spring Wind - Laramie, WY	29 assisted living units and 16 memory care units	100%	3,800	3,445	3rd Quarter Fiscal 2013
Industrial-Office Build-to-Suit - Minot, ND	28,000 sf. commercial industrial building	100%	6,033	5,484	3rd Quarter Fiscal 2013
Jamestown Medical Office Building -Jamestown, ND(1)	45,000 square foot medical office building	99.5%	9,200	5,418	3rd Quarter Fiscal 2013
Multi-Family Conversion - Minot, ND	Convert 15,000 sf. commercial office to 20 multi-family residential units	0%	3,000	1,658	4th Quarter Fiscal 2013
Branch Bank Building - Minot, ND	3,700 square foot commercial office building	100%	1,700	601	4th Quarter Fiscal 2013
River Ridge - Bismarck, ND	146 unit apartment building	0%	24,200	3,387	2rd Quarter Fiscal 2014
Cypress Court - St. Cloud, MN(2)	132 unit apartment building	0%	14,300	3,225	4th Quarter Fiscal 2014
			$62,233	$23,218
(1)	The Company is a 51% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity.
(2)	The Company is a 79% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity

Definitions
October 31, 2012
Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing commissions and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization. We may also subtract from FFO certain unusual non-recurring items that do not produce cash available for distribution to shareholders. AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.
Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.
Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.
EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.
Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as "net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis." In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.
Net Operating Income is total real estate revenues less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).
Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.
Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.
Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.
Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants) made on a regular or recurring basis to maintain a property's competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and the following two years (i.e., excluding capital expenditures on non-stabilized properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.
Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.
Stabilized properties are properties owned and in operation for the entirety of the periods being compared (including properties that were redeveloped or expanded during the periods being compared, with properties purchased or sold during the periods being compared excluded from the stabilized property category), and, in the case of development or re-development properties, which have achieved a target level of occupancy.